SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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     (as permitted by Rule 14a-6(e)(2))

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[ ]  Soliciting Material Pursuant to Rule14a-11(c) or Rule 14a-12


                             EQUIVEST FINANCE, INC.
 ................................................................................
                (Name of Registrant as Specified in Its Charter)


 ................................................................................
                   (Name of Person(s) Filing Proxy Statement)

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





                         [EQUIVEST LOGO GRAPHIC OMITTED]

                             EQUIVEST FINANCE, INC.
                              100 NORTHFIELD STREET
                          GREENWICH, CONNECTICUT 06830

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           ---------------------------


TO THE STOCKHOLDERS OF EQUIVEST FINANCE, INC.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Meeting") of Equivest Finance, Inc. (the "Company") will be held at the Long Wharf Resort, 5 Washington Street, Newport, Rhode Island, 02840 , on Monday, June 4, 2001, at 11: 00 a.m., local time. The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournment thereof.

          1.   To elect a Board of Directors.

          2. To ratify the appointment of Firley, Moran, Freer & Eassa, P.C. to serve as the independent auditors of the Company for the 2001 fiscal year.

           The Board of Directors has fixed the close of business on April 16, 2001 as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

           All stockholders are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, the Board of Directors urges you to date, sign and return promptly the enclosed proxy card to give voting instructions with respect to your shares of common stock. The return of a proxy card will not affect your right to vote in person if you attend the meeting.

           If you wish to attend the 2001 Annual Meeting but your shares are held in the name of a broker, trust, bank or other nominee, please bring a proxy card from the broker, trustee, bank or other nominee with you to confirm your beneficial ownership of the shares.

                               By Order of the Board of Directors


                               Richard C. Breeden
                               CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Dated:  April  30, 2001

                             EQUIVEST FINANCE, INC.
                              100 NORTHFIELD STREET
                          GREENWICH, CONNECTICUT 06830


                                 PROXY STATEMENT



                       2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 2001



         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Equivest Finance, Inc. (the "Company"), a Delaware corporation , prior to the date of the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), for use at the Annual Meeting or any adjournments thereof. The Annual Meeting is to be held at the Long Wharf Resort, 5 Washington Street, Newport, Rhode Island, on Monday, June 4, 2001, at 11:00 a.m., local time. The approximate date on which this Proxy Statement and form of proxy are being first sent to stockholders is April 30, 2001.

                                     GENERAL

         Only holders of record of shares of the common stock, par value $.01 per share (the "Common Stock") and Series 2 Class A Preferred Stock (the "Series 2 Preferred Stock") of the Company, voting together as one class (such shares being collectively referred to as the "Voting Stock"), at the close of business on April 16, 2001, (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof.

         Directors will be elected by a plurality of the voting power of the Voting Stock, whether cast by the stockholders voting in person or by proxy at the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of a majority of the Voting Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided in the certificate of incorporation, but in no event shall a quorum consist of less than one-third (1/3) of the shares entitled to vote at the meeting. Once a quorum is present, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before the meeting.

         The Series 2 Preferred Stock holders on the Record Date account for 20% of voting power of the Voting Stock. Holders of the Common Stock on the Record Date account for 80% of voting power of the Voting Stock, and each such holder is entitled to one vote for each share of Common Stock so held. The Series 2 Preferred Stock holders shall vote with the Common Stock holders (such holders of record on the Record Date shall, collectively, be referred to as the "Stockholders") as a single class on all matters presented at the Annual Meeting, and each such holder is entitled to one vote for each share of stock so held.

         As of April 16, 2001, there were 28,089,722 shares of Common Stock and 10,000 shares of Series 2 Preferred Stock of the Company outstanding. The Bennett Funding Group, Inc. ("BFG"), and certain other related debtors (collectively, the "Estate"), currently involved in proceedings under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of New York, own 20,685,248 shares, or 73.6% of the Common Stock, and the Estate also owns 100% of the Series 2 Preferred Stock. Together, the Common Stock ownership of the Estate and the Series 2 Preferred Stock ownership of the Estate presently represent approximately 78.9% of the voting power entitled to vote at the Annual Meeting. Richard C. Breeden, the trustee for the Estate (the "Trustee"), has indicated that he will vote in favor of each of the proposals presented at the Annual Meeting, and therefore each such proposal will be adopted.

                                VOTING PROCEDURES

         Stockholders should specify their choices on the enclosed form of proxy. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Stockholders voting by proxy for the election of directors may vote FOR all nominees, may WITHHOLD their votes as to all nominees or may vote FOR ALL EXCEPT specific nominees. Stockholders voting by proxy may vote FOR, AGAINST or ABSTAIN regarding any of the other proposals presented. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a signed proxy will be voted FOR (i) each of the nominees for election for director to serve until the 2002 Annual Meeting of Stockholders, and (ii) FOR the ratification of the appointment of Firley, Moran, Freer & Eassa, P.C. to serve as the independent auditors of the Company.

         Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting and will not affect the outcome of the vote for the election of directors. However, abstentions will have the same practical effect as votes cast AGAINST any of the other proposals. If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on both of the proposals scheduled to be presented at the Annual Meeting.

         The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are presented at the Annual Meeting, the persons named in the proxy card will vote in accordance with their judgment, to the extent permitted by law.

         All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice of revocation to the Secretary of the Company at the address set forth above before the Annual Meeting, by delivering another proxy bearing a later date or by attending the Annual Meeting and voting in person.

                            PROPOSALS TO BE VOTED ON
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

BOARD OF DIRECTORS

         The Board of Directors proposes the following nominees for election to the Board of Directors of the Company:

         J. Carter Beese, Jr.
         Richard C. Breeden
         Jeff Cunningham
         R. Perry Harris
         Olof S. Nelson
         Steven J. Quamme

         The elected nominees for directors will hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. Information about each nominee begins on page 4. Should any one or more of these nominees become unable to serve, or for good cause will not serve, the Board of Directors may designate a substitute nominee or nominees, in which event the shares represented by all valid proxies received may be voted for such substitute nominee or nominees, or the Board of Directors may leave the position open and fill it later or not at all. The Board of Directors knows of no reason why any nominee may be unable to serve as a director. Your proxy will vote for each of the nominees unless you specifically vote FOR ALL EXCEPT a particular nominee, but in no event may the proxy be used to vote for more than five nominees.

         During 2000, there were five meetings of the Board of Directors. Each of the directors who were appointed in 2000 attended at least seventy-five (75%) of the meetings of the Board of Directors during the periods that they served.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES.

                             THE BOARD OF DIRECTORS

Richard C. Breeden              DIRECTOR SINCE 1997                      Age 51

Richard C. Breeden has been Chairman of the Board of Directors and Chief Executive Officer of the Company since October 1997. Since 1996, Mr. Breeden has also been Trustee of the Estate. An honors graduate of Stanford University, and the Harvard Law School, Mr. Breeden served in the White House as a senior economics and financial advisor to President George Bush, where he was the principal architect of the government's program to restructure the savings and loan industry and to create the Resolution Trust Corporation. From 1989 through 1993, he served as Chairman of the U.S. Securities and Exchange Commission (the "SEC"), following appointment by President Bush and unanimous confirmation by the U.S. Senate. From 1993 through 1996, Mr. Breeden served as chairman of the worldwide financial services practice of Coopers and Lybrand L.L.P. Mr. Breeden currently serves on the boards of eSpeed, Inc., W.P. Stewart & Co., Ltd., and Clarity Holdings, Inc. Mr. Breeden is also a director of the Little Orchestra Society of New York, and he serves as a trustee of the New York Yacht Club. Mr. Breeden serves as a director of the Company in his capacity as Trustee and as a representative of the Estate.

--------------------------------------------------------------------------------
R. Perry Harris                 DIRECTOR SINCE 1998                      Age 61

R. Perry Harris has been a director and Executive Vice President of the Company since 1998, and since 1994 has been the President and Chief Executive Officer of Eastern Resorts Corporation, a subsidiary of the Company ("Eastern Resorts"). Mr. Harris founded Inn Group Associates in 1981 and served as its President and Chief Executive Officer from 1981 to 1994. Eastern Resorts Corporation is the successor to Inn Group Associates. Mr. Harris is a graduate of the University of Massachusetts with a degree in Mathematics. He worked at Digital Equipment Corporation during its early years of development. Mr. Harris founded First Data Corporation, a computer services firm, in 1970 and served as a director and its President until its sale in 1977. He is a trustee of the American Resort Development Association ("ARDA") and is a Registered Professional within ARDA. Mr. Harris is also past chairman of ARDA New England.

--------------------------------------------------------------------------------
Olof Nelson                     DIRECTOR SINCE 2000                       Age 54

Olof Nelson has been a director of the Company since March 2000. Mr. Nelson is President of the Bankers Trust Company Connecticut Ltd., which represents Private Banking for Bankers Trust in the New England region of the United States, a position he has held since January 1997. For more than 10 years prior to joining Bankers Trust, Mr. Nelson was President, Chairman, and Chief Executive Officer of Consolidated Hydro, Inc., one of the largest independent, owner/operators of hydroelectric power in North America with business operations in 15 states and two provinces in Canada. A native of Sweden, Mr. Nelson received a Master's degree from the University of Stockholm, and graduated from the Royal Swedish Naval Academy. He was co-founder and later Vice Chairman of the National Independent Energy Producers, and also served as director of the National Hydropower Association.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Jeff Cunningham                  DIRECTOR SINCE 2001                     Age: 48

Jeff Cunningham has been a director of the Company since April 2001. Mr. Cunningham is Senior Managing Director of Schroder Partners, a venture capital arm of Schroders PLC. Schroder Partners invests in early stage technology and services that principally target the enterprise services sector. From December 1998 until April 2000, Mr. Cunningham was a member of the executive management committee at CMGI, one of the largest Internet venture capital investment firms. At CMGI, Mr. Cunningham held the positions of President - Internet Media Group and President and CEO of two portfolio companies, MyWay and Zip2, both providers of content management software and services to the telco, media, and infrastructure sectors. From 1980 to 1998, Mr. Cunningham was Publisher of Forbes, Inc. During his tenure as Publisher, Forbes magazine's sales volume led the United States magazine industry. Mr. Cunningham graduated in 1974 from Binghamton University of the State University of New York with a Bachelor of Arts with honors. He graduated from the Wharton School program in Finance in 1992. In addition, Mr. Cunningham serves on the boards of directors of Genuity, Countrywide Mortgage and PTEK Holdings.

--------------------------------------------------------------------------------

Steven J. Quamme                 DIRECTOR SINCE 2001                     Age: 40

Steven Quamme has been a director of the Company since April 2001. Since November 2000, Mr. Quamme has held dual positions as General Partner of Milestone Capital Partners LP, a private equity firm, and Managing Director of Milestone Merchant Partners, LLC a Washington, DC-based merchant bank. From December 1999 through November 2000, he served as Executive Vice President of Fob, Inc., a Chicago-based software company. From March 1999 to December 1999, Mr. Quamme served as Managing Director and Chief Financial Officer of e2enet, Inc., an early stage investor in emerging technologies. He has also served since 1993 as a partner in International Equity Partners, LP, a private equity and project development firm focused on emerging markets. Mr. Quamme was Chief Executive Officer of Mayfair Partners, LP, a diversified restaurant operating and management company from 1993 to 1997. Mayflower Partners filed for bankruptcy in October 1998. Mr. Quamme received his Bachelor of Arts and Juris Doctorate from Northwestern University.

--------------------------------------------------------------------------------

J. Carter Beese, Jr.             NOMINEE FOR DIRECTOR                  Age: 44

J. Carter Beese, Jr. is a nominee to the Board of Directors. Mr. Beese has been President of Riggs Capital Partners ("Riggs"), a venture fund that manages in excess of $100 million, since July 1998. The group is part of Riggs National Corporation in Washington, D.C . Preceding his appointment to Riggs, and from September 1997 to July 1998, Mr. Beese was Vice Chairman of the Global Banking Group at Bankers Trust. Prior to the merger between Bankers Trust and Alex. Brown, Mr. Beese was Chairman of Alex. Brown International. In 1990, Mr. Beese was appointed by President George Bush as a director of the overseas private investment corporation ("OPIC"). In 1992, he was nominated by President Bush, and became a Commissioner of the U.S. Securities and Exchange Commission ("SEC"). While at the SEC, Mr. Beese was particularly active in the areas of cross-border capital flows, the derivatives market, and corporate governance. Mr. Beese serves on the board of numerous companies including Chinadotcom, Aether Systems, Inc., Riggs National Corporation, and Sila Communications Limited.

DIRECTOR COMPENSATION

         Mr. Nelson was granted 50,000 options at an exercise price of $ 4.37 per share upon joining the Board of Directors in March 2000, and Messrs. Cunningham, Quamme and Beese will each receive option grants upon becoming directors. The directors of the Company are not otherwise compensated by the Company for their services as directors. The directors are, however, reimbursed for expenses incurred on behalf of the Company in the performance of their duties as directors of the Company.

LEGAL PROCEEDING INVOLVING EXECUTIVE OFFICERS AND DIRECTORS

         In March 2001, the Company brought a suit against Wayne Kinser, a director and former principal owner of Peppertree Resorts Ltd., a subsidiary of the Company, for breach of the November 1999 Agreement and Plan of Reorganization by and among the Company and Mr. Kinser, and various other entities pursuant to which the Company acquired Peppertree Resorts Ltd. The suit seeks more than $3 million for Mr. Kinser's breach of repayment obligations in connection with a guaranty agreement for the Great Smokies Hotel Associates Holiday Inn Resort, and his failure to refund payments made by the Company for taxes and other items associated with Peppertree Resorts Ltd. Because of the alleged breaches by Mr. Kinser of his fiduciary duty to the Company and its shareholders, the Company formed a special committee of the Board of Directors to review Mr. Kinser's activities. This committee determined unanimously to initiate action against Mr. Kinser. Mr. Kinser has served on the Board of Directors since January 2000, and will cease to serve as a director no later than June 4, 2001, when his term expires.

BOARD COMMITTEES

         The Board of Directors has an Audit Committee and a Compensation Committee. The Company does not have a Nominating Committee.

         The present members of the Audit Committee are Olof Nelson, Chairman; Jeff Cunningham; and Steven J. Quamme. Mr. Nelson, the Chairman of the Committee was appointed in March 2000, and Mr. Cunningham and Mr. Quamme were both appointed in April 2001. During 2000, Richard C. Breeden and R. Perry Harris served as members of the Audit Committee. All present members of the Audit Committee are "independent" as defined in the listing standards of the Nasdaq Stock Market small-capitalization market.

         The Audit Committee is primarily responsible for: (i) reviewing and examining the financial audit of the Company and its subsidiaries, including the audit and certification by the Company's independent auditors of the Company's financial statements; (ii) considering the adequacy of the accounting and financial principles and internal controls used by the Company for corporate and tax reporting purposes; (iii) overseeing the financial performance and audit of the Company's retirement plan; (iv) recommending to the Board of Directors a firm of Certified Public Accountants to serve as independent auditors of the Company; (v) overseeing such other matters which, in the view of the Audit Committee, could affect the financial value of the Company; (vi) annually reviewing and assessing the adequacy of the Audit Committee charter, and amending the Audit Committee charter as appropriate with Board of Director approval. The Board of Directors has approved a written charter for the Audit Committee, a copy of which is included as EXHIBIT A to this Proxy Statement. During the year ended December 31, 2000, the Audit Committee held four meetings. Incumbent director members attended at least 75% of all audit committee meetings.

         The present members of the Compensation Committee are Jeff Cunningham, Chairman as of April 2001; Richard C. Breeden; and Olof Nelson. Messrs. Cunningham, Breeden and Nelson were appointed to the Compensation Committee in April 2001, February 2001, and March 2000, respectively. During 2000, Mr. Nelson served as Chairman of the Compensation Committee, Mr. Kinser served briefly as a Compensation Committee member, and Mr. Harris served as a member. Upon conclusion of the Annual Meeting, Mr. Breeden will resign from the Compensation Committee and Mr. J. Carter Beese will be appointed . Following this change, both the Audit and Compensation Committees will be composed of entirely independent outside directors.

         The Compensation Committee held one meeting during fiscal year 2000. Incumbent directors attended at least 75% of all Compensation Committee meetings. The Compensation Committee is responsible for the administration of the 1997 Long Term Incentive Plan ("LTIP"), including the determination of the terms and conditions thereunder, such as the exercise price for the stock options granted to employees and directors of the Company. At the Company's Annual Meeting of the Stockholders on December 8, 1998, the Company's Stockholders approved an amendment to the LTIP which increased the shares available from 1,600,000 to 3,500,000 and the number of shares to be granted in any year from 400,000 to 1,000,000. The term of the LTIP is ten years, but the Company's Board of Directors may discontinue the LTIP in its discretion.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee (the "Audit Committee") oversees the Company's financial reporting process, among other duties, on behalf of the Board of Directors. Management has primary responsibility for the financial statements and reporting process. In fulfilling its oversight responsibilities the Audit
Committee:

          o Reviewed and discussed the audited financial statements with management.

          o Discussed with independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61--such as significant adjustments, management judgments and accounting estimates, significant new accounting policies, any disagreements with management, the independent auditor's judgment about the quality of the Company's accounting principles, and any uncorrected misstatements pertaining to a current period whose effects management believes are immaterial to the financial statements taken as a whole.

          o Received from the independent auditors the written disclosures and letter required by Independence Standards Board No. 1, and discussed the independence qualifications of the independent auditors.

         Based on the above, the Audit Committee recommended to the Board of Directors that the year 2000 audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission, and the Board of Directors accepted the Audit Committee's recommendation.

         The Audit Committee has reviewed the above fees for non-audit services as listed on page 15 and believes that such fees are compatible with the independent auditor's independence.

                                                     Olof Nelson
                                                     Richard C. Breeden
                                                     R. Perry Harris

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee (the "Compensation Committee") is made up of three members of the Board of Directors. For 2001, all members of the Compensation Committee will be independent outside directors. The functions of the Compensation Committee include reviewing executive and key managers' compensation strategy and design, overseeing the administration of the executive compensation plans and executive career development, and annually establishing performance commitments for the key officers and management of the Company. The Company's executive compensation is tied to the executive's position, short and long term performance and overall Company performance.

         The components of the executive compensation program are (i) base salary, (ii) annual bonus, and (iii) long term incentives. The base salary is the only fixed portion of an executive's compensation. Each executive's base salary is reviewed annually based in part upon the compensation range which corresponds to the executive's job responsibilities. The executive's individual performance, measured in large part by the managerial appraisal process, and against a combination of financial and non-financial goals, also affects the executive's base salary.

         An annual bonus is set for each executive, other than the Chief Executive Officer, depending upon the executive's duties and responsibilities, ranging from 0% to 50% of the base salary. Based chiefly upon the Company's ability to achieve certain financial goals, the Compensation Committee awarded annual bonuses for 2000 that were on whole in line with the targeted range. The Summary Compensation Table on page 10 lists for 2000 the awards for the Named Executive Officers.

         Long-term compensation is delivered through stock options. Stock options encourage executives to act as owners, which helps to further align their interests with the interests of our shareholders. The Compensation Committee generally reviews stock option grants once a year under this program. The stock options are priced at the volume weighted average trading price of the Company's common stock within twenty (20) business days preceding the grant. The options generally vest within four (4) years and expire ten (10) years from the date of grant. The stock options awarded in 2000 to key employees below the executive officer level generally become exercisable 25% on the first, second, third and fourth anniversaries of the grant date. The Compensation Committee expects to continue to make option grants to individual executives and other employees with over one year of service to the Company, at the discretion and with the approval of the Board of Directors and the Compensation Committee.
Stock option grants to the Named Executive Officers are shown in the Summary Compensation Table on page 10 and the Stock Option Grant Table on page 14.

                                                     Olof Nelson
                                                     Richard C. Breeden
                                                     R. Perry Harris

PERFORMANCE GRAPH - SHAREHOLDER RETURN

         The following graph compares the performance of the Company's Common Stock with the performance of the Nasdaq's Composite Stock Price Index and the Nasdaq Other Financial Index, by measuring the changes in common stock prices from April 1, 1996, through December 31, 2000. The graph assumes that $100 was invested on April 1, 1996, in each of the Company's Common Stock, the Nasdaq's Composite Stock Price Index, and the Nasdaq Other Financial Index, and that all dividends were reinvested.

                     Performance Graph - Shareholder Return


                                [OBJECT OMITTED]


---------------------------------- ---------------- ----------- ----------- ----------- ------------ ------------
                                        4/1/1996*       1996        1997        1998         1999         2000
---------------------------------- ---------------- ----------- ----------- ----------- ------------ ------------
EQUIVEST FINANCE, INC.                     $100.00      $16.53     $286.67     $213.33      $320.00      $100.00
---------------------------------- ---------------- ----------- ----------- ----------- ------------ ------------
NASDAQ COMPOSITE INDEX                     $100.00     $116.67     $141.91     $198.15      $367.74      $223.26
---------------------------------- ---------------- ----------- ----------- ----------- ------------ ------------
NASDAQ OTHER FINANCIAL INDEX               $100.00     $122.99     $193.04     $200.57      $260.63      $187.90
---------------------------------- ---------------- ----------- ----------- ----------- ------------ ------------

         * On February 16, 1996, the Company acquired Resort Funding, Inc. from the Bennett Funding Group, Inc. ("BFG"), and BFG became directly and indirectly holder of approximately 89% of the Company's voting power. Prior to that time, the Company had discontinued all ongoing activities. The Common Stock closed on February 16, 1996 at a price of $4.25. On March 29, 1996, BFG and certain related entities declared bankruptcy and former officers were arrested and charged with offenses that included operating a pyramid style fraud. The Company feels that April 1, 1996 (which represents the first trading day after the bankruptcy filing) is the fairest representation of the stock price related to the current form and performance of the Company. Any report on the stock price of the Company's Common Stock prior to this date would not accurately reflect the business of the Company as presently constituted, and could reflect trading related to the illicit activity at BFG.

EXECUTIVE COMPENSATION

         The following table summarizes information about the compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for services rendered to the Company in all capacities during the three fiscal years ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

-------------------------------------- ---------- ------------------------------------ ---------------------------------
                                                          ANNUAL COMPENSATION               LONG TERM COMPENSATION
                                                                                                    AWARDS
                                                  ---------- ---------- -------------- -------------------- ------------
                                                                          OTHER ANNUAL
                                                                                           SECURITIES
                                                                                           UNDERLYING      ALL OTHER

          NAME AND PRINCIPAL             FISCAL      SALARY     BONUS     COMPENSATION      OPTIONS       COMPENSATION
               POSITION                    YEAR       ($)        ($)        (1) ($)           (#)             ($)
---------------------------------------- --------- ----------- --------- --------------- --------------- ---------------
Richard C. Breeden,                         2000          -0-       -0-             -0-             -0-             -0-
Chairman, President and                     1999          -0-       -0-             -0-             -0-             -0-
Chief Executive Officer (2)                 1998          -0-       -0-             -0-             -0-             -0-

R. Perry Harris, Director and               2000      351,662       -0-             -0-             -0-             -0-
Executive Vice President                    1999      302,416       -0-             -0-             -0-             -0-
                                            1998      101,387       -0-             -0-             -0-             -0-

Thomas J. Hamel, Director                   2000      230,783    40,000             -0-          50,000             -0-
and Executive Vice President (3)            1999      229,472    80,000             -0-             -0-             -0-
                                            1998      223,159    80,000             -0-             -0-             -0-

Gerald L. Klaben, Jr.                       2000      179,208    50,000             -0-          65,000             -0-
Chief Financial Officer                     1999      156,926    50,000             -0-             -0-             -0-
and Senior Vice President                   1998      152,834    50,000             -0-             -0-             -0-

Richard G. Winkler, Senior                  2000      161,154    65,000             -0-          65,000             -0-
Vice President, Secretary                   1999      142,292    40,000             -0-             -0-             -0-
and General Counsel                         1998       45,485       -0-             -0-          37,500             -0-
---------------------------------------- -------- ------------ --------- --------------- --------------- ---------------

(1) Excludes certain perquisites which do not exceed the lesser of $50,000 or 10% of the named individual's aggregate salary and bonus.

(2) For the periods ending December 31, 1998, 1999 and 2000, the Company did not compensate Mr. Breeden for his services as Chief Executive Officer. Mr. Breeden serves as Chief Executive Officer in his capacity as Bankruptcy Trustee, and is not separately compensated by the Estate for his services to the Company. However, since January 1, 2000 the Company has paid a monthly fee to the Estate in order to partially defer the Estate's costs for providing Mr. Breeden's ongoing compensation.

(3) Mr. Hamel's employment agreement with the Company expires May 29, 2001, and will not be renewed by the Company.

EXECUTIVE OFFICERS

         The executive officers of the Company as of April 16, 2001, are as follows:

     ------------------------ --------- -------------------------------------------------------
                NAME            AGE                                 TITLE
     ------------------------ --------- -------------------------------------------------------
     Richard C. Breeden          51     Chairman, President and CEO
     Thomas J. Hamel             42     Executive Vice President
     R. Perry Harris             61     Executive Vice President
     Gerald L. Klaben, Jr.       37     CFO, Senior Vice President and Treasurer
     Richard G. Winkler          44     Senior Vice President, Secretary and General Counsel
     James R. Petrie             37     Controller
     ------------------------ --------- -------------------------------------------------------


         For biographical information about Messrs. Breeden and Harris, see "Proposal 1: Election of Directors -- The Board of Directors" above.


         THOMAS J. HAMEL has been an Executive Vice President of the Company since 1998. During 1997, Mr. Hamel served as President and Chief Operating Officer of the Company. Mr. Hamel is a member of the Board of Directors but has not been re-nominated and will cease to be an employee when his employment agreement expires in May 2001, and will cease to be a director when his term expires June 4, 2001.

         GERALD L. KLABEN, JR. currently serves as Chief Financial Officer, Senior Vice President and Treasurer of the Company. Mr. Klaben also served as Executive Vice President and Treasurer of the Company from October 1997 through October 1998. Mr. Klaben is the Executive Vice President and Chief Financial Officer of Resort Funding, Inc., a subsidiary of the Company, and has held those positions since July 1996. From November 1989 through July 1996, he served as a financial officer of the Pyramid Companies, one of the largest developers of shopping malls in the Northeastern United States. Mr. Klaben is a graduate of LeMoyne College.

         RICHARD G. WINKLER has been Senior Vice President of the Company since October 1998 and was appointed General Counsel of the Company in August 1999. Since August 1999, Mr. Winkler has also been General Counsel of Resort Funding. Mr. Winkler serves as Senior Vice President, Chief Operating Officer and General Counsel of Eastern Resorts Corporation , positions he has held since October of 1998. Mr. Winkler has been General Counsel to Eastern Resorts and its predecessor, Inn Group Associates, since 1983 and, since 1994, a Vice President of Eastern Resorts Corporation. Mr. Winkler received his Bachelor of Arts degree from the University of Rhode Island and his Juris Doctorate from the New England School of Law.


         JAMES R. PETRIE has been Controller of the Company since 1997 and Controller of Resort Funding, Inc. since September 1996. From June 1992 through September 1996, he served in various accounting and financial capacities for the Pyramid Companies. Mr. Petrie is a graduate of Loyola College.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -- EMPLOYMENT AND CONSULTING AGREEMENTS

         As of April 16, 2001, the Company has employment agreements with Messrs. Klaben, Hamel and Harris. The employment agreements generally provide for payment of an annual base salary, subject to review for increase by the Compensation Committee and increases annually by the same percentage increase as the urban consumer price index. The employment agreements also generally provide for: (i) continued payment of base salary, target cash bonuses, and other benefits for the remainder of the employment period in the event the executive's employment is terminated by the Company for any reason other than for "cause" or if the executive resigns for "good reason"; (ii) participation in certain benefit plans and programs (including life insurance and medical benefits);
(iii) other restrictive covenants including nondisclosure, non-compete and non-solicitation of employees; (iv) annual and long term incentive compensation opportunities; and (v) deferred compensation arrangements. Furthermore, the employment agreements provide minimum guidelines for target annual incentive opportunity as a percent of their base salaries.

         Mr. Klaben's employment agreement was executed on July 15, 1996 with Resort Funding, Inc., and has been renewed until July 2001 under the same terms and conditions as in the original agreement. Mr. Klaben's employment agreement provides for an initial three year term, and for successive one-year renewal terms thereafter unless either party gives notice of non-renewal at least 90 days prior to the expiration of the then term. Mr. Klaben's base salary as of year-end 2000 was $200,000. Mr. Klaben's agreement provides for not less than a $50,000 annual bonus. Mr. Hamel's employment agreement was executed on May 29, 1997 and provided for an initial term of three years and not less than an $80,000 annual bonus. His base salary as of year-end 2000 was $235,100. Mr. Hamel's employment agreement was renewed for an additional one-year term which expires on May 29, 2001. The Company has elected not to renew Mr. Hamel's employment agreement at the expiration of its term in May 2001.


         Mr. Harris' agreement was executed on August 24, 1998 with Eastern Resorts Corporation, and is for an initial employment term of five years. Mr. Harris' employment agreement will be considered for renewal in August 2003. Mr. Harris' base salary as of year-end 2000 was $400,000. Mr. Harris' agreement provides for an annual bonus of 40%-60% of the base salary if Eastern Resorts Corporation achieves targeted levels of profitability, which it failed to do in either 1998, 1999 or 2000. Under his agreement, Mr. Harris will receive stock options covering 30,000 shares if the Company reaches at least 100%, but less than 125%, of the "Pre-Tax Profit Target" (as defined in the employment agreement) for any fiscal year, and stock options covering 60,000 shares if the Company equals or exceeds 125% of the Pre-Tax Profit Target for a fiscal year. Mr. Harris' employment agreement provides that stock options granted will have an exercise price of the fair market value of the stock option shares on the date of grant of such options and will expire on the tenth anniversary from their date of grant.

STOCK  OWNERSHIP  OF  DIRECTORS,   CERTAIN  EXECUTIVE  OFFICERS,  AND  PRINCIPAL
STOCKHOLDERS


         The following table sets forth information as of April 16, 2001, with respect to the beneficial ownership of the outstanding shares of Common Stock held by each director, each executive officer named in the Summary Compensation Table appearing on page 10 (together, the "Named Executive Officers"); the directors and executive officers as a group; and with respect to persons known to the Company to be the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock and Series 2 Preferred Stock of the Company. Except as otherwise noted below, each director or nominee for director and the executive officers have sole voting and investment power with respect to the shares they individually own.

---------------------------------------------------------------------------------------------- -------------- --------
OWNERSHIP OF COMMON STOCK     $.01 PAR VALUE PER SHARE                                           NUMBER OF    % OF
                                                                                                  SHARES      CLASS

                                                                                                                (1)
---------------------------------------------------------------------------------------------- -------------- --------

Bennett Funding Group, Inc., consolidated Estate,  Richard C. Breeden Trustee (2)               20,685,482     73.64
Richard C. Breeden, Individually                                                                    -0-         -0-
R. Perry Harris (3)                                                                              3,200,000     11.39
Olof Nelson                                                                                         -0-         -0-
Thomas J. Hamel                                                                                     -0-         -0-
C. Wayne Kinser                                                                                  1,978,347     7.04
Jeff Cunningham                                                                                     -0-         -0-
Steven J. Quamme                                                                                    -0-         -0-
J. Carter Beese, Jr.                                                                                -0-         -0-
Gerald L. Klaben, Jr.                                                                               -0-         -0-
Richard G. Winkler                                                                                  -0-         -0-
All directors & Named Executive Officers as a group (10 persons)                                 5,178,347     18.43
---------------------------------------------------------------------------------------------- -------------- --------
OWNERSHIP OF  SERIES 2 CLASS A PREFERRED STOCK
---------------------------------------------------------------------------------------------- -------------- --------
Bennett Funding Group, Inc., consolidated Estate, Richard C. Breeden Trustee                   10,000         100
---------------------------------------------------------------------------------------------- -------------- --------

(1)  Percentages are based upon 28,089,722 shares of Common Stock outstanding.

(2) Includes the following accounts and shares per account: The Bennett Funding Group, Inc. (12,892,963 shares); Richard C. Breeden, Trustee for The Bennett Funding Group, Inc. (5,271,000 shares); Richard C. Breeden
     Bankruptcy Trustee of Bennett Management & Development Corp. (200,000 shares); Bennett Management & Development Corp. (2,321,285 shares). The bankruptcy proceedings involving the Bennett Funding Group, Inc. and Bennett Management & Development Corp. have been substantially consolidated, and Richard C. Breeden is Trustee of both individual entities and the consolidated Estate.

(3) Includes 160,000 shares owned by Mr. Harris' wife, Karen Harris. Mr. Harris disclaims beneficial ownership of these shares.

EXECUTIVE STOCK OPTIONS

              OPTION GRANTS IN FISCAL YEAR ENDING DECEMBER 31, 2000

         The following table provides information about option grants to the Named Executive Officers of the Company during fiscal year 2000.

----------------------------------------------------------------------------------------------------------------------
                                                                 INDIVIDUAL GRANTS
                              ----------------------------------------------------------------------------------------
                                NUMBER OF     PERCENT OF                                      POTENTIAL REALIZABLE
                               SECURITIES    TOTAL OPTIONS                                   VALUE AT ASSUMED ANNUAL
                               UNDERLYING     GRANTED TO     EXERCISE OR                      RATES OF STOCK PRICE
                                 OPTIONS     EMPLOYEES IN     BASE PRICE                     APPRECIATION FOR OPTION
NAME                           GRANTED (#)    FISCAL YEAR       ($/SH)     EXPIRATION DATE          TERM ($)
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5%          10%
                                                                                                 --          ---
Richard C. Breeden                      -0-              0%            n/a              n/a          n/a          n/a
R.  Perry Harris                        -0-              0%            n/a              n/a          n/a          n/a
Thomas J. Hamel                      50,000            5.3%          $2.65        9/10/2010       83,329      211,171
Gerald L. Klaben, Jr.                25,000            2.7%          $3.36        5/14/2010       52,827      133,874
Gerald L. Klaben, Jr.                40,000            4.3%          $2.65        9/10/2010       66,663      168,937
Richard G. Winkler                   25,000            2.7%          $3.36        5/14/2010       52,827      133,874
Richard G. Winkler                   40,000            4.3%          $2.65        9/10/2010       66,663      168,937

----------------------------------------------------------------------------------------------------------------------

       AGGREGATE OPTIONS EXERCISED IN FISCAL YEAR ENDING DECEMBER 31, 2000
                           AND YEAR-END OPTION VALUES

         The following table provides information about stock option exercises by the Named Executive Officers during fiscal year 2000 and stock options held by each of them at fiscal year-end.

-----------------------------------------------------------------------------------------------------------------------
            NAME               SHARES       VALUE    NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                              ACQUIRED
                                 ON
                              EXERCISE    REALIZED    UNEXERCISED OPTIONS AT FISCAL    IN-THE-MONEY OPTIONS AT FISCAL
                                 (#)         ($)               YEAR-END (#)                   YEAR-END ($) (1)
                                                     EXERCISABLE /    UNEXERCISABLE   EXERCISABLE /    UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
Richard C. Breeden (2)               -0-         -0-            -0-               -0-            -0-               -0-
R. Perry Harris                      -0-         -0-            -0-               -0-            -0-               -0-
Thomas J. Hamel                      -0-         -0-        300,000            50,000        262,500               -0-
Gerald L. Klaben, Jr.                -0-         -0-         75,000            65,000         65,625               -0-
Richard G. Winkler                   -0-         -0-         18,750            83,750            -0-               -0-
-----------------------------------------------------------------------------------------------------------------------

(1) Values for "in-the money" outstanding options represent the positive spread between the respective exercise prices of the outstanding options and the value of the Common Stock as of December 31, 2000.

(2) The Estate is the beneficial holder of 200,000 stock options issued in the name of Mr. Breeden as Trustee, issued on December 23, 1997

                                   PROPOSAL 2

        RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Based on the recommendation of its Audit Committee, the Board of Directors has appointed Firley, Moran, Freer & Eassa, P.C. to retain their position as the Company's independent auditors for the 2001 fiscal year. Firley, Moran, Freer & Eassa, P.C. has been the Company's independent auditors since October 1996. If the appointment of Firley, Moran, Freer & Eassa, P.C. is not ratified, the Board of Directors will review its future selection of auditors. Firley, Moran, Freer & Eassa, P.C. is expected to have a representative at the Annual Meeting. This representative will be available to respond to appropriate questions at that time and will have an opportunity to make a statement, if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

FEES PAID TO INDEPENDENT AUDITORS

         Firley, Moran, Freer & Eassa, P.C., serves as the independent auditors for Equivest Finance, Inc. The following sets forth the fees incurred by the Company for Firley, Moran, and Freer & Eassa, P.C.'s services:


      AUDIT FEES--for the audit of year 2000 financial statements, the quarterly            $ 380,721
      reviews of the Company's interim  reports filed during the year 2000, and meetings with the Audit Committee

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES--                        $       0

      ALL OTHER FEES INCURRED DURING 2000--substantially all in connection with             $ 224,909
      income tax compliance, and income tax accounting, income tax planning, and account analysis services

EXPENSES OF SOLICITATION

         Proxies may be solicited by the Company's directors, officers or other employees, without additional compensation, personally or by written communication, telephone or other electronic means. The Company has asked Continental Stock Transfer and Trust for a customary fee, plus out-of-pocket expenses, to assist in the solicitation. All expenses incurred in connection with the solicitation of proxies will be borne by the Company. The Company will also request brokerage houses, custodians, fiduciaries and nominees to forward proxy materials to their principals and will reimburse them for their reasonable expenses in doing so.

STOCKHOLDERS PROPOSALS

         Proposals of Stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company on or before December 6, 2001, to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting. Proposals should be addressed to Attn: Legal Department, Equivest Finance, Inc., P.O. Box 2000, Newport, Rhode Island, 02840. Under Securities and Exchange Commission Rule 14-4c, the Company will be able to use proxies given to it for the 2002 Annual Meeting to vote for or against any Stockholder proposal submitted other than pursuant to Rule 14a-8 at its discretion unless the proposal is submitted on or before February 19, 2002. If the proposal is submitted before the deadline, the Company will retain its discretion to vote proxies received as long as the Proxy Statement includes information on the nature of the proposal and the Company intends to exercise its voting discretion and the proponent does not issue a proxy statement.

OTHER INFORMATION

         As to any other matter or proposal that may properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable to serve or for good cause will not serve, and voting on proposals omitted from the proxy statement pursuant to the Securities and Exchange Commission Rules, the Company intends to vote all proxies received in accordance with the discretion of the proxy holders, to the extent permitted by law.

         The following reports are enclosed for your further information, none of which under the Securities and Exchange Act form any part of the material for the solicitation of proxies: Equivest Finance, Inc.'s Annual Report on Form 10-K for the fiscal year ending December 31, 2000. Copies of the exhibits referenced in the Annual Report may be obtained by writing to: Legal Department, Equivest Finance, Inc., PO Box 2000, Newport, Rhode Island 02840 at a cost of $.10 per page to cover expenses of providing the exhibit.

                            By Order of the Board of Directors

                            Richard G. Winkler

                            SENIOR VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL April 30, 2001

                                                                       EXHIBIT A

                EQUIVEST FINANCE, INC. - AUDIT COMMITTEE CHARTER

I.       PURPOSE AND OBJECTIVES

         The Audit Committee (the "Committee") is a committee of the Board of Directors ( "Board") of Equivest Finance, Inc. (the "Company"). The primary function of the Audit Committee is to assist the Board in fulfilling it's oversight responsibilities by reviewing: the financial information and reports provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board of Directors have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. Through this charter, the Board delegates certain duties and responsibilities to the Committee to assist the Committee in fulfilling these responsibilities. The primary objectives and responsibilities of the Committee are to:

          Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

          Review and appraise the audit efforts of the Company's independent accountants.

          Provide  an open  avenue  of  communication  between  the  independent
          accountants,   financial  and  senior  management  and  the  Board  of
          Directors.

II. COMPOSITION AND MEMBERSHIP REQUIREMENTS

         Effective June 14, 2001, the Committee will consist of at least three independent directors of the Company. To be considered independent, a member must be a non-management director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. At a minimum, members of the Committee:

1. Must not be, or have been, employed by the Company or its affiliates for any of the past three (3) years.

2. Must not accept any compensation from the Company or any of its affiliates in excess of sixty thousand dollars ($60,000.00), except for Board services, retirement plan benefits, or non-discretionary compensation.

3. Must not be an immediate family member of an individual who is, or who has been, an executive officer of the Company or its affiliates in any of the last three (3) years.

4. Must not be a partner in, or a controlling shareholder or an executive officer of, any organization which has a business relationship with the Company or has had a business relationship in any of the last three (3) years.

5. Must not be an executive of another company where any of the Company's executives serve on the company's compensation committee.

All members of the Committee will have a working familiarity with basic finance and accounting principles, and at least one member shall have accounting or related financial management experience. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Committee shall have a Chairperson, appointed by the Board. A record of the Committee's proceedings will be kept.

III. MEETINGS

         The Committee shall meet at least four times a year or more frequently as circumstances require, but in any case, sufficiently often to review the annual and quarterly financial statements, the activities and reports of the internal auditor and the independent accountants, and other matters requiring consideration by the Committee. The Committee's Chairperson may call other meetings during the year as necessary. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company. The Committee shall report its activities to the full Board following each meeting of the Committee and to keep the Board informed of Committee activities and findings on a current basis.


IV. AUTHORITY

         To discharge its oversight responsibilities effectively, the Committee will maintain open lines of communication with the Chief Financial Officer, chief internal auditor, and with the Company's independent auditors, each of whom will have free and direct access to the Committee. The Committee has the authority to institute, at its discretion, investigation of suspected improprieties.

V. DUTIES AND RESPONSIBILITIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

         DOCUMENT / REPORTS REVIEW


          1. Review and update this charter periodically, at least annually, as conditions dictate. Review the Company's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.


          2. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.


         INDEPENDENT ACCOUNTANTS

          3. Recommend to the Board of Directors the selection, retention, or change in the Company's independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant's independence.

          4. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          5. Obtain an annual written statement from the independent accountants delineating all relationships between the accountant and the Company, consistent with the Independence Standards Board Standard 1. The Committee will also discuss any relationships that may impair the accountant's independence and take such actions, or make recommendations to the Board regarding actions to be taken to remedy such impairment.

          6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements. The Committee will also consult with management and the independent accountants about significant financial risk exposures within the business, and assess the steps taken to monitor and control such exposures to the Company.

          7. Provide supervisory oversight for, and review with senior management and the independent accountants, the adequacy of the development and maintenance of the system of internal controls (including computerized information system controls and security). These controls should be designed to assure the integrity of the Company's financial reporting processes, both internal and external, to assure that assets are safeguarded, transactions are authorized, and that transactions are properly recorded.


         FINANCIAL REPORTING PROCESS

          8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.


          9. Consider the independent accountants' judgment about the quality and appropriateness of the Company's accounting principles and internal controls as applied in its financial reporting.


          10.  Consider  and  approve,  if  appropriate,  major  changes  to the
               Company's  auditing  and  accounting   principles  and  practices
               suggested by the independent accountants or management.

         PROCESS IMPROVEMENT


          11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

          12. Following the completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          13. Review any significant disagreement between management and the independent accountants in connection with the preparation of the financial statements.


          14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

         ETHICAL AND LEGAL COMPLIANCE

          15. Comply with all regulations of the U.S. Securities and Exchange Commission and NASDAQ as they relate to disclosures and corporate governance.

          16. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          17. Review management's monitoring of the Company's compliance with the Company's Code of Ethical Conduct, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

          18. Review with the Company's General Counsel any legal, compliance or regulatory matters that may have a material impact on the Company's financial statements, such as related Company compliance policies, corporate securities trading and expense policies, and programs and reports received from regulators.

          19. Prepare a letter for inclusion within the annual report that describes the Committee's composition and responsibilities and how they were discharged.


          20. Perform other activities consistent with this charter, the Company's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                           APPENDIX A - FORM OF PROXY

                              PLEASE MARK VOTES AS IN THIS EXAMPLE         [X]

                                 REVOCABLE PROXY
                             EQUIVEST FINANCE, INC.
                   ANNUAL MEETING OF STOCKHOLDERS JUNE 4, 2001

         The undersigned hereby appoints Richard G. Winkler or Sherri M. Durand as the true and lawful agents and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of stock which the undersigned is entitled in any capacity to vote at the 2001 Annual Meeting of Stockholders of EQUIVEST FINANCE, INC. (the "Company") to be held at the Long Wharf Resort, 5 Washington Street, Newport, Rhode Island, at 11:00 a.m. on MONDAY, JUNE 4, 2001, and at any and all adjournments and postponements thereof, on the matters set forth below, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting of the Stockholders and upon such other matters as may properly be brought before the meeting. This proxy revokes all prior proxies given by the undersigned.

1. THE ELECTION OF DIRECTORS OF ALL NOMINEES LISTED (EXCEPT AS MARKED TO THE CONTRARY BELOW):

         [ ] FOR ALL         [ ] WITHHOLD ALL         [ ] FOR ALL EXCEPT

RICHARD C. BREEDEN, R. PERRY HARRIS, OLOF NELSON, JEFF CUNNINGHAM, STEVEN J. QUAMME, J. CARTER BEESE, JR.

--------------------------------------------------------------------------------

INSTRUCTION: To withhold authority for any individual nominee, mark "For All Except" and write that nominee's name here:


2. THE RATIFICATION OF THE APPOINTMENT OF FIRLEY, MORAN, FREER, & EASSA, P.C. TO SERVE AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2001.

          [ ] FOR            [ ] AGAINST              [ ] ABSTAIN

                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned Stockholder. If no direction is made, this proxy will be voted FOR all items set forth herein. Receipt is hereby acknowledged for the Notice, Proxy Statement and Annual Report of EQUIVEST FINANCE, INC. for the 2000 fiscal year.

Please be sure to sign and date this Proxy on the lines provided exactly as your name appears hereon. Joint owners should each sign. Trustees, executors, administrators and others signing in a representative capacity should indicate this capacity. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his capacity

     Date _______________________________


     -----------------------------------     -----------------------------------
         STOCKHOLDER SIGN ABOVE              CO-HOLDER (IF ANY) SIGN ABOVE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The Board of Directors recommends a vote FOR Proposals 1 and 2.


THIS PROXY CAN BE USED TO VOTE IN THE PROXY'S DISCRETION ON ANY MATTERS THAT MAY COME UP AT THE MEETING THAT ARE NOT OTHERWISE COVERED BY THIS REVOCABLE PROXY.


Please indicate whether you will be attending the Annual Meeting of the Stockholders in person.

       [ ]   WILL ATTEND              [ ] WILL NOT ATTEND